Exhibit 10.1.1

Amendment No. 4

To

THE CONSOLIDATED EDISON

THRIFT SAVINGS PLAN

Effective January 1, 2005

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

Pursuant to the authority delegated to me by the Board of Trustees, as set forth in Article X, Administration of the Plan and TRASOP, Section 10.02, Authority of Plan Administrator, granted by the terms of The Consolidated Edison Thrift Savings Plan (“Plan”), and the authority given to the Plan Administrator pursuant to Board resolutions dated July 15, 2004 and November 18, 2004, the undersigned hereby approves the amendment to the Plan set forth below, effective January 1, 2005:

1. The Introduction is amended, effective January 1, 2005, by adding at the end the following:

The Plan is amended to take into account the changes made by the Collective Bargaining Agreement covering employees who are members of Local 1-2 of the Utility Workers of America, AFL-CIO, as effective June 27, 2004, through June 28, 2008 and the Collective Bargaining Agreement for Local 503, of the International Brotherhood of Electrical Workers, AFL-CIO, as effective June 1, 2004, through June 1, 2009.

2. Article I, Definitions, is amended, effective January 1, 2005 by adding the following and renumbering the remaining definitions.

Total Compensation means for a CECONY Weekly Employee, who is a Local 1-2 Employee, Compensation including overtime pay and premium pay.

3. Article II, Eligibility and Participation, Section 2.02 Participation, subsection (a) (3) is changed effective January 1, 2005 by adding at the end of this section the following:

Effective January 1, 2005, an O&R Hourly Employee who is hired on or after January 1, 2005, may become a Participant in any month following the completion of six months of service by making an election on or before the 24th day of that sixth month or any month thereafter. Participation will become effective on the first day of the first Payroll Period in the month following the month in which the election is made.

4. Article III, Contributions, Section 3.01 Contribution Election, subsection (a) is amended, effective January 1, 2005, by replacing the first and second sentence with the following:

A CECONY Weekly Participant may elect to contribute as follows:

(i) Local 3 Employee. For each of his or her basic straight-time Hours of Service not in excess of 40 in a Payroll Period, in one cent multiples or in the maximum permissible amount if such maximum is not a multiple of one cent, for any Payroll Period beginning on or after: (a) January 1, 2000, and before January 1, 2001, not in excess of $3.52 per hour; (b) January 1, 2001, and before

January 1, 2002, not in excess of $3.72 per hour; and (c) January 1, 2002, up to but no more than the lesser of $20.00 per hour or 50% of basic straight-time pay; and

(ii) Local 1-2 Employee. For each of his or her basic straight-time Hours of Service not in excess of 40 in a Payroll Period, in one cent multiples or in the maximum permissible amount if such maximum is not a multiple of one cent, as follows for any Payroll Period beginning on or after: (a) January 1, 2000 and before January 1, 2001, not in excess of $3.52 per hour; (b) January 1, 2001, and before January 1, 2002, not in excess of $6.75 per hour, and (c) January 1, 2002, and before January 1, 2005, up to but no more than the lesser of $20.00 per hour or 50% of basic straight-time pay. Effective January 1, 2005, a Local 1-2 Employee may elect to contribute at least 1% of Total Compensation, and not more than 50% of Total Compensation, in multiples of 1%, for any Payroll Period beginning on or after January 1, 2005.

5. Article III, Contributions, Section 3.05 Participating Contributions Eligible for Employer Contributions, subsection (a) is amended effective January 1, 2005 by adding at the end of the second sentence the following:

, or (6) $1.17 per hour, not in excess of 40 hours, for any Payroll Period beginning on or after January 1, 2005.

6. Article III, Contributions, Section 3.05 Participating Contributions Eligible for Employer Contributions, subsection (c) is amended effective January 1, 2005 by replacing the subsection with the following:

(c)

O&R Hourly Participant O&R will contribute on behalf of each O&R Hourly Participant who elects to make Pre-Tax Contributions an amount equal to 50% of the Pre-Tax Contributions made on behalf of or by the O&R Hourly Participant to the Plan up to the first “x” percent of Compensation of the O&R Hourly Participant during each Payroll Period, where beginning: (1) January 1, 2000, “x” equals 3; (2) January 1, 2003, “x” equals 4; (3) January 1, 2004, “x” equals 5; and (4) January 1, 2005, “x” equals 6. In addition, as soon as administratively possible after the end of the Plan Year, O&R will contribute, as of the end of the Plan Year, for each O&R Hourly Participant who is employed at year end and who in the prior Payroll Periods during that Plan Year had made Pre-Tax Contributions at a rate in excess of, beginning (1) January 1, 2000, 3%; (2) January 1, 2003, 4%; (3) January 1, 2004, 5%; or (4) January 1, 2005, 6% of the O&R Hourly Participant’s Compensation, an Employer Contribution equal to 50% of the O&R Hourly Participant’s Pre-Tax Contributions that were not previously matched (“True-Up Contributions”). True-Up Contributions will not exceed such amounts as will result in the total O&R Employer Contributions, both those made previously during the year and those as of year end, exceeding 50% of a O&R Hourly Participant’s Pre-Tax Contributions that do not exceed, beginning: (1) January 1, 2000, 3%; (2) January 1, 2003, 4%; or (3) January 1, 2004, 5%; or (4) January 1, 2005, 6%; of the O&R Hourly Participant’s Compensation on an annual basis.

7. Article III, Contributions, Section 3.05 Participating Contributions Eligible for Employer Contributions, subsection (d) is amended, effective January 1, 2005 by replacing the subsection with the following:

(d)	O&R Management Participant O&R will contribute on behalf of each O&R Management Participant who elects to make Pre-Tax Contributions an amount equal to 50% of the Pre-Tax Contributions made on behalf of or by the O&R Management Participant to the Plan up to the first “x” percent of Compensation of the O&R Management Participant during each Payroll Period, where beginning: (1) January 1, 2000, “x” equal 3; (2) January 1, 2003, “x” equals 4; (3) January 1, 2004, “x” equals 5; and (4) January 1, 2005, “x” equals 6. In addition, as soon as administratively possible after the end of the Plan Year, O&R will contribute, as of the end of the Plan Year, for each O&R Management Participant who is employed at year end and who in the prior Payroll Periods during that Plan Year had made Pre-Tax Contributions at a rate in excess of beginning: (1) January 1, 2000, 3%; (2) January 1, 2003, 4%; (3) January 1, 2004, 5%; and (4) January 1, 2005, 6% of the O&R Management Participant’s Compensation, an Employer Contribution equal to 50% of the O&R Management Participant’s Pre-Tax Contributions that were not previously matched (“True-Up Contributions”). True-Up Contributions will not exceed such amount as will result in the total O&R Employer Contributions, both those made previously during the year and those as of year end, exceeding 50% of an O&R Management Participant’s Pre-Tax Contributions that do not exceed, beginning: (1) January 1, 2000, 3%; (2) January 1, 2003, 4%; (3) January 1, 2004, 5% or (4) January 1, 2005, 6% of the O&R Management Participant’s Compensation on an annual basis.

8. Article XII, Distributions, Withdrawals, and Forfeitures, Section 7.08, Form and Timing of Distributions, subsections (a)(1) and (a)(2) are amended, effective March 28, 2005, by deleting both subsections and replacing them with the following:

(1) if the vested portion of the Participant’s Account Balance equals $5,000, or effective March 28, 2005, $1,000, his or her Account Balance will be distributed in a single lump sum as soon as practicable but not later than 60 days after the end of the calendar year in which the Participant’s termination from employment occurs; or

(2) unless the participant consents to a distribution upon termination from employment, if the vested portion of the Participant’s Account Balance exceeds $5,000, or effective March 28, 2005,

$1,000, distribution will be deferred until April 1 of the calendar year following the calendar year in which the Participant attains age 70 ½ unless and until, the Participant elects an earlier distribution under Section 7.08(b).

IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of April, 2005.

/s/ CLAUDE TRAHAN
Claude Trahan
Vice President – Human Resources And Plan Administrator
Consolidated Edison Company of New York, Inc.

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